                                   [graphic]





                               December 31, 2000

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

                                                           February 23, 2001

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2000. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

In the second half of 2000, the bond market rallied powerfully in anticipation of a slower economy and aggressive cuts in interest rates by the Federal Reserve. The economy appears to have slowed sharply in the fourth quarter, driven by the cycle of tightening monetary policy as the Federal Funds rate was raised by 1.75% from June 1999 through May 2000, the poor performance of the stock market, and sharply higher energy prices.

From June 30, 2000 to December 31, 2000, the yield on the 5-year Treasury note fell by 1.19%, and the yield on the 10-year Treasury fell by 0.91%. The 5-year interest rate swap rate declined by 1.22% during that period, and the 10-year interest rate swap rate fell by 1.11%. By year-end, yields on intermediate maturity securities were at their lowest levels since the spring of 1999, while yields on short maturities were at levels implying the imminent onset of a substantial period of Federal Reserve easing.

The performance of non-Treasury securities varied greatly during the second half of 2000. Strong demand for high quality cash flows in a falling interest rate environment and the tightening of interest rate swap spreads (the 10-year interest rate swap spread tightened by 20 basis points in the second half of
2000), caused yield spreads to narrow on non-call securities with strong credit ratings. MBS underperformed due to heightened prepayment risk, as new 30-year mortgage rates fell from a high of 8.64% in May 2000 to 7.13% at the end of December 2000. Lower-grade corporate bonds generally underperformed, due to fears of a slowing economy. However, commercial and residential MBS have generally been a bright spot in bond market performance in recent months. Low unemployment and recent years' home price appreciation have aided residential MBS. Commercial MBS have been aided by a sense that, although the economy is slowing, the sector has largely avoided the over-building excesses that marked the last recession in 1990 to 1991.

Going forward, an aggressive easing of Federal Reserve monetary policy should get the economy back on its feet by the end of 2001. In the meantime, short-maturity yields should fall, and the yield curve should steepen significantly. While intermediate- and long-maturity yields will be volatile, we expect them to be higher by year-end, reflecting a healthier economic outlook going into 2002. At the same time, the steeper yield curve, combined with a brighter picture for growth, should help most credit-related sectors to recover as the year progresses.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

Portfolio Strategy

Investment strategy in recent months has focused on improving the longer-term return potential by enhancing yield through high credit quality and stable cash flows. The Trust's holdings are concentrated in high quality MBS, Asset- Backed Securities ("ABS"), and Commercial Mortgage-Backed Securities ("CMBS"). Credit quality remains extremely strong, with 71.1% of the Trust's holdings either rated AAA or guaranteed by a government-sponsored agency.

Over the past several months, we have reduced the portfolio's allocation to Planned Amortization Class Collateralized Mortgage Obligations ("CMOs") by 9.8%. We have replaced that with a mix of AA, A and BBB rated residential subordinated CMOs (+8.2%), and AA rated CMBS (+2.3%). These changes should enhance the long-term return potential of the Trust, while maintaining the Trust's structural integrity and keeping its credit quality strong. Though we are very confident of the health of the residential housing market, we will watch this sector closely in 2001 for signs of credit deterioration.

As of December 31, 2000, the Trust was being managed with an average duration of
5.5 years as measured on a net assets basis, and 3.8 years as measured on a gross assets basis. (Duration measures a bond portfolio's price sensitivity to changes in interest rates.) As of June 30, 2000, average duration was 5.5 years on a net assets basis, and 3.7 years on a gross assets basis. The Trust's interest rate risk on cash flows expected to be received after its termination in 2005 is relatively modest.

The Trust's total return based on Net Asset Value ("NAV") for the fiscal year ended December 31, 2000, was 12.75%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $8.6875 on December 29, 2000, the yield on the Trust was 3.74%.

The chart that follows shows the allocation of the Trust's holdings by asset category as of December 31, 2000.

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2000*

                                   [PIECHART]

      Repurchase Agreement                        0.8%
      Subordinated Collateralized
        Mortgage Obligations                      7.8%
      Commercial Mortgage Backed
        Securities                               21.1%
      U.S. Government Agency
        Collateralized Mortgage
        Obligations                              34.9%
      Municipal Zero Coupon Securities            7.4%
      Asset-Backed Securities                    28.1%



* As a percentage of total investments.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,




/s/ Andrew M. Carter
------------------------------------
ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2005 Investment Grade
 Opportunity Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.



/s/ Clifford E. Lai
------------------------------------
CLIFFORD E. LAI
President,
Hyperion 2005 Investment Grade
 Opportunity Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2000

                                                                                       Principal
                                                   Interest                              Amount                    Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS - 51.0%
 Federal Home Loan Mortgage Corporation
  (FHLMC)
   Series 2029, Class PB.....................           6.00%             02/15/22   $       37,141 @  $                 37,067,461
   Series 2021, Class PT.....................           6.00              06/15/22           39,140 @                    38,864,063
   Series 2050, Class PG.....................           6.25              02/15/23            7,955 @                     7,970,592
                                                                                                       ----------------------------

Total U.S. Government Agency Collateralized
 Mortgage Obligations
       (Cost - $84,304,258)..................                                                                            83,902,116
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 41.1%
 Empire Funding Home Loan Owner
   Series 1999-1, Class M1...................           8.03              05/25/30            3,000                       3,076,629
 Norse Ltd.
   Series 1A, Class A3*......................           6.52              08/13/10           10,000                       9,900,000
 Residential Funding Mortgage Securities II
   Series 1999-HS2, Class IO.................           2.00              07/25/29           23,065                          71,917
   Series 1999-HS2, Class AI4................           6.34              07/25/29           15,991                      15,889,777
   Series 1999-HI1, Class A4.................           6.51              07/25/16           16,000                      15,995,680
                                                                                                       ----------------------------
                                                                                                                         31,957,374
                                                                                                       ----------------------------

 Saxon Asset Securities Trust
   Series 1999-3, Class MF1..................           7.75              12/25/29           10,000                      10,156,140
 Standard Credit Card Master Trust
   Series 1994-2, Class B....................           7.50              04/07/08           11,900                      12,518,050
                                                                                                       ----------------------------

Total Asset-Backed Securities
       (Cost - $67,293,234)..................
                                                                                                                         67,608,193
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 10.7%
Texas - 9.7%
 Houston Texas Water & Sewer System Revenue
  Bond, AMBAC................................           4.50(a)           12/01/06            5,000                       3,841,610
 San Antonio Texas, Electricity & Gas
  Revenue Revenue Bond, Series B, FGIC.......           4.28(a)           02/01/07           10,000                       7,727,070
 Texas Municipal Power Agency Revenue Bond,
   AMBAC.....................................           4.50(a)           09/01/05            5,490                       4,461,415
                                                                                                       ----------------------------
                                                                                                                         16,030,095
                                                                                                       ----------------------------
West Virginia - 1.0%
 West Virginia State Parkways Economic
  Development and Tourism Authority
  Revenue Bond, FGIC.........................           4.26(a)           05/15/05            1,975                       1,642,898
                                                                                                       ----------------------------

Total Municipal Zero Coupon Securities

       (Cost - $16,477,046)..................                                                                            17,672,993
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2000

                                                                                       Principal
                                                   Interest                              Amount                    Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE
 OBLIGATIONS - 42.0%

Commercial Mortgage Backed Securities - 30.8%
 1301 Avenue of the Americas Trust
   Series 2000-1301, Class B*................           7.34%             08/03/05   $        8,000    $                  8,322,872
 Cendant Mortgage Corp.
   Series 2000-8, Class B2...................           7.50              11/25/30            1,688                       1,693,828
   Series 2000-8, Class B3...................           7.50              11/25/30            1,013                         978,248
   Series 2000-9, Class B1...................           7.50              12/26/30            1,865                       1,806,014
                                                                                                       ----------------------------
                                                                                                                          4,478,090
                                                                                                       ----------------------------
 Citicorp Mortgage Securities, Inc.
   Series 1999-8, Class B2...................           6.25              10/25/29              519                         453,885
 DLJ Mortgage Acceptance Corp.
   Series 1997-CF2, Class CP (IO)*...........           1.36              11/15/04          125,000                       5,617,875
   Series 1996-CF1, Class A1B*...............           7.58              02/12/06            3,000                       3,134,349
                                                                                                       ----------------------------
                                                                                                                          8,752,224
                                                                                                       ----------------------------
 GE Capital Mortgage Services, Inc.
   Series 1999-17, Class B2..................           7.00              09/25/29            1,388                       1,307,678
   Series 2000-9, Class B2...................           7.75              08/25/30            1,259                       1,232,204
                                                                                                       ----------------------------
                                                                                                                          2,539,882
                                                                                                       ----------------------------
 Morgan Stanley Capital I
   Series 1999-INYP, Class A2*...............           6.84              05/03/06           16,000                      16,265,472
 Resolution Trust Corp.
   Series 1992-C8, Class B...................           8.84              12/25/23            1,787                       1,811,465
 Wells Fargo Mortgage Backed Securities
  Trust
   Series 2000-5, Class B1...................           7.75              09/25/30            5,847                       5,957,242
   Series 2000-9, Class B2...................           7.75              11/25/30            2,025                       2,053,803
                                                                                                       ----------------------------
                                                                                                                          8,011,045
                                                                                                       ----------------------------

Total Commercial Mortgage Backed Securities
       (Cost - $49,749,780)..................                                                                            50,634,935
                                                                                                       ----------------------------

Subordinated Collateralized Mortgage
 Obligations - 11.2%
 Chase Mortgage Finance Corp.
   Series 1999-S12, Class B2.................           7.25              10/25/29            1,186                       1,121,118
 Citicorp Mortgage Securities
   Series 1998-10, Class B2..................           6.25              11/25/28            2,468                       2,201,266
   Series 1998-4, Class B2...................           6.75              06/25/28            1,334                       1,237,815
   Series 1998-8, Class B2...................           6.75              09/25/28            2,199                       2,034,086
                                                                                                       ----------------------------
                                                                                                                          5,473,167
                                                                                                       ----------------------------
 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................           6.50              03/25/09            1,000                         999,060
 Countrywide Home Loans
   Series 1998-15, Class B2..................           6.75              10/25/28            2,196                       2,052,645
   Series 1996-1, Class B1...................           7.25              05/25/26            3,703                       3,716,983
   Series 2000-6, Class B2...................           7.75              12/25/30            3,002                       2,936,336
                                                                                                       ----------------------------
                                                                                                                          8,705,964
                                                                                                       ----------------------------

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments
December 31, 2000

                                                                                        Principal
                                                   Interest                              Amount                    Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
 Norwest Asset Securities Corp.
   Series 1998-5, Class B2...................           6.75%             03/25/28   $        1,311    $                  1,239,605
   Series 1997-21, Class B2..................           7.00              01/25/28              969                         920,192
                                                                                                       ----------------------------
                                                                                                                          2,159,797
                                                                                                       ----------------------------

Total Subordinated Collateralized Mortgage
 Obligations
       (Cost - $17,540,098)..................                                                                            18,459,106
                                                                                                       ----------------------------

Total Private Collateralized Mortgage Obligations
       (Cost - $67,289,878)..................                                                                            69,094,041
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.2%
 Dated 12/29/00, with State Street Bank and
  Trust Company; proceeds: $1,968,202
  collateralized by $1,960,000 U.S. Treasury
  Note, 7.500%, due 11/15/01, value: $2,009,000
       (Cost - $1,967,000)...................           5.50              01/02/01            1,967                       1,967,000
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Total Investments - 146.0%
       (Cost - $237,331,416).................                                                                           240,244,343

Liabilities in Excess of Other Assets -
  (46.0)%....................................                                                                          (75,674,528)
                                                                                                       ----------------------------

NET ASSETS - 100.0%..........................                                                                          $164,569,815
                                                                                                       ============================

-----------------------------------------------------------------------------------------------------------------------------------

(a) Zero Coupon Bonds - Interest rate represents current yield to maturity.

@ Portion of or entire principal amount delivered as collateral to counterparty for reverse repurchase agreements. (Note 5)

* Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC     Insured by American Municipal Bond Assurance Corporation.

FGIC      Insured by Financial Guaranty Insurance Company.

IO Interest Only Security - Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2000


Assets:
Investments, at value (cost $237,331,416) (Note 2) ....        $ 240,244,343
Cash ..................................................               32,868
Interest receivable ...................................            1,489,768
Principal paydowns receivable .........................               32,779
                                                               -------------
   Total assets .......................................          241,799,758
                                                               -------------

Liabilities:
Reverse repurchase agreements (Note 5) ................           76,391,000
Interest payable for reverse repurchase agreement
(Note 5) ..............................................              629,095
Investment advisory fee payable (Note 3) ..............               89,558
Administration fee payable (Note 3) ...................               22,077
Distribution payable ..................................                8,302
Accrued expenses and other liabilities ................               89,911
                                                               -------------
   Total liabilities ..................................           77,229,943
                                                               -------------

Net Assets (equivalent to $9.69 per share based on
16,987,573 shares issued and outstanding) .............        $ 164,569,815
                                                               =============

Composition of Net Assets:
Capital stock, at par value ($0.001) (Note 6) .........        $      16,988
Additional paid-in capital (Note 6) ...................          164,973,129
Undistributed net investment income ...................            3,512,695
Accumulated net realized loss .........................           (6,845,924)
Net unrealized appreciation ...........................            2,912,927
                                                               -------------
Net assets applicable to capital stock outstanding ....        $ 164,569,815
                                                               =============

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2000


Investment Income (Note 2):
 Interest ..............................................        $ 15,207,217
                                                                ------------

Expenses:
 Investment advisory fee (Note 3) ......................           1,010,433
 Administration fee (Note 3) ...........................             250,404
 Insurance .............................................              90,203
 Directors' fees .......................................              71,876
 Custodian .............................................              61,396
 Reports to shareholders ...............................              48,173
 Accounting and tax services ...........................              45,999
 Transfer agency .......................................              26,507
 Registration fees .....................................              24,260
 Legal .................................................              18,821
 Miscellaneous .........................................              25,580
                                                                ------------
   Total operating expenses ............................           1,673,652
    Interest expense on reverse repurchase agreements
    (Note 5) ...........................................           4,791,054
                                                                ------------
   Total expenses ......................................           6,464,706
                                                                ------------
 Net investment income .................................           8,742,511
                                                                ------------

Realized and Unrealized Gain (Loss) on Investments
 (Note 2):
Net realized loss on investment transactions ...........          (1,264,071)
Net change in unrealized appreciation/depreciation on
investments ............................................          10,366,575
                                                                ------------
Net realized and unrealized gain on investments ........           9,102,504
                                                                ------------
Net increase in net assets resulting from operations ...        $ 17,845,015
                                                                ============

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets

                                           For the Year Ended December 31,
                                     -------------------------------------------
                                            2000                    1999
--------------------------------------------------------------------------------

Increase (Decrease) in Net
 Assets Resulting from
 Operations:

 Net investment income .........        $   8,742,511         $   8,762,064
 Net realized loss on
 investments and futures
 transactions ..................           (1,264,071)             (880,032)
 Net change in unrealized
 appreciation/depreciation on
 investments ...................           10,366,575           (10,263,138)
                                        -------------         -------------
 Net increase (decrease) in net
 assets resulting from
 operations ....................           17,845,015            (2,381,106)
                                        -------------         -------------

Dividends to Shareholders
(Note 2):

 Net investment income .........           (6,907,904)           (9,126,724)
                                        -------------         -------------

Capital Stock Transactions
(Note 6):

 Cost of Trust shares
 repurchased and retired .......             (391,360)             (591,685)
                                        -------------         -------------

    Total increase (decrease) in
       net assets ..............           10,545,751           (12,099,515)

Net Assets:
 Beginning of year .............          154,024,064           166,123,579
                                        -------------         -------------
 End of year (including
 undistributed net investment
 income of $3,512,695 and
 $1,678,185,
 respectively) .................        $ 164,569,815         $ 154,024,064
                                        =============         =============

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2000


Increase (Decrease) in Cash:

Cash flows provided by operating activities:

 Interest received (including net
  amortization of $1,565,411) ................   $ 13,454,907
 Interest expense paid .......................     (5,589,360)
 Operating expenses paid .....................     (1,547,612)
 Purchases and sales of short-term portfolio
   investments, net ..........................        300,000
 Purchase of long-term portfolio investments .    (38,893,112)
 Proceeds from disposition of long-term
  portfolio investments and principal
  paydowns ...................................     34,442,146
                                                 ------------
 Net cash provided by operating activities ...      2,166,969
                                                 ------------

Cash flows used for financing activities:

 Net cash provided by reverse repurchase
  agreements .................................      5,913,000
 Cash used to repurchase and retire Trust
  shares .....................................       (391,360)
 Cash dividends paid .........................     (7,656,538)
                                                 ------------
 Net cash used for financing activities ......     (2,134,898)
                                                 ------------

Net increase in cash .........................         32,071
Cash at beginning of period ..................            797
                                                 ------------
Cash at end of period ........................   $     32,868
                                                 ============

Reconciliation of Net Increase in Net Assets
  Resulting from Operations to Net
  Cash Provided by Operating Activities:

Net increase in net assets
  resulting from operations ..................   $ 17,845,015
                                                 ------------
 Increase in investments .....................     (4,423,562)
 Increase in net unrealized appreciation on
   investments ...............................    (10,366,575)
 Increase in interest receivable .............       (186,899)
 Decrease in other assets ....................         61,460
 Decrease in other liabilities ...............       (762,470)
                                                 ------------
     Total adjustments .......................    (15,678,046)
                                                 ------------
Net cash provided by operating activities ....   $  2,166,969
                                                 ============

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights

                                                                                     For the Year Ended December 31,
                                                                      -------------------------------------------------------------
                                                                         2000         1999         1998        1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year................................    $    9.04    $    9.71    $    9.65    $    8.89   $    9.29
                                                                      ---------    ---------    ---------    ---------   ---------
Net investment income.............................................         0.51         0.51         0.56         0.65        0.67

Net realized and unrealized gain (loss) on investment, short sale,
 futures and option transactions..................................         0.55        (0.65)        0.03         0.47       (0.45)
                                                                      ---------    ---------    ---------    ---------   ---------
Net increase (decrease) in net asset value resulting from
 operations.......................................................         1.06        (0.14)        0.59         1.12        0.22
Net effect of shares repurchased..................................          --*         0.01         0.02         0.25        0.01
Dividends from net investment income..............................        (0.41)       (0.54)       (0.55)       (0.61)       (0.63)
                                                                      ---------    ---------    ---------    ---------   ---------
Net asset value, end of year......................................    $    9.69    $    9.04    $    9.71    $    9.65   $    8.89
                                                                      =========    =========    =========    =========   =========
Market price, end of year.........................................    $  8.6875    $  7.9375    $  8.6250    $  8.4375   $  7.5000
                                                                      =========    =========    =========    =========   =========
Total Investment Return +.........................................       15.14%      (1.82)%        8.92%       20.69%       6.98%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000's)...................................    $ 164,570    $ 154,024    $ 166,124    $ 167,520   $ 187,668
Operating expenses................................................        1.08%        1.10%        1.06%        1.05%       1.08%
Interest expense..................................................        3.08%        2.63%        2.45%        2.57%       2.37%
Total expenses....................................................        4.16%        3.73%        3.51%        3.62%       3.45%
Net investment income.............................................        5.62%        5.45%        5.78%        6.87%        7.65%
Portfolio turnover rate...........................................          12%          33%          79%          90%         116%

---------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

* Rounds to less than $0.01.

---------------

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000



1. The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000



Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing covered call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000



3. Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 2000, the Advisor earned $1,010,433 in advisory fees from the Trust.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Trust's sub-administrator through September 30, 2000. Effective October 1, 2000, the Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator and/or the Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 2000, were $38,893,112 and $7,367,227, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 2000 were $0 and $20,749,977, respectively. For purposes of this note, U.S. Government securities include securities issued by the Federal National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 2000 was $237,331,416. Net unrealized appreciation for federal income tax purposes was $2,912,927 (gross unrealized appreciation - $3,451,871, gross unrealized depreciation - $538,944). At December 31, 2000, the Trust had a capital loss carryforward of $6,845,924, of which $4,704,826, $2,311 and $2,138,787 expire in
2003, 2007 and 2008, respectively, available to offset any future capital gains. However, if the Trust terminates as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit.

Capital Account Reclassification - For the year ended December 31, 2000, the Trust's undistributed net investment income was decreased by $97 with an offsetting decrease in accumulated net realized loss. These adjustments were primarily the result of book/tax differences with respect to gains on paydowns.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000



At December 31, 2000, the Trust had the following reverse repurchase agreements outstanding:

  Face Value                        Description                                                      Maturity Amount
--------------    -------------------------------------------------------------------------------    ----------------
$   36,254,000    Morgan Stanley Dean Witter, 6.66%, dated 11/21/00, maturity date 1/24/01.......    $ 36,683,247
    29,823,000    Bear Stearns, 6.66%, dated 11/9/00, maturity date 1/18/01......................      30,209,208
     7,351,000    Lehman Brothers, 6.65%, dated 11/21/00, maturity date 1/9/01...................       7,417,537
     2,963,000    Bear Stearns, 6.65%, dated 12/21/00, maturity date 1/18/01.....................       2,978,325
                                                                                                      -----------

                  Maturity Amount................................................................    $ 77,288,317
                                                                                                      -----------
                  Market Value of Assets Sold Under Agreements...................................    $ 81,906,076
                                                                                                      -----------
                  Weighted Average Interest Rate.................................................           6.66%
                                                                                                      ------------

The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was $74,219,193 at a weighted average interest rate of 6.45%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $82,547,234, as of September 21, 2000, which was 33.46% of total assets.

6. Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,987,573 shares outstanding at December 31, 2000 the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 2000, 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value. For the year ended December 31, 2000, 49,000 shares were repurchased at a cost of $391,360 and an average discount of 12.24% from its net asset value. For the year ended December 31, 1999, 69,100 shares were repurchased at a cost of $591,685 and an average discount of 11.14% from its net asset value. All shares repurchased have been, or will be, retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no written option or futures contracts activity for the year ended December 31, 2000.

8. Subsequent Event

The Trust's Board of Directors declared the following regular monthly dividend:

                      Dividend                            Record       Payable
                      Per Share                            Date          Date
 ----------------------------------------------------   ----------    ----------
                      $0.03542                           12/29/00      01/25/01

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of Independent Accountants

To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 23, 2001

-------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, none of the Trust's distributions during the fiscal year ended December 31, 2000 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2000, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2001. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

                           PROXY RESULTS (unaudited)





During the year ended December 31, 2000, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 18, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                         Shares Voted             Shares Voted
                                                                                              For               Without Authority
-----------------------------------------------------------------------------------------------------------------------------------

1. To elect to the Trust's Board of Directors:         Harry E. Petersen, Jr.             16,046,768                 197,566
                                                       Lewis S. Ranieri                   16,044,293                 200,041
                                                       John W. English                    16,046,368                 197,966
-----------------------------------------------------------------------------------------------------------------------------------



                                                                Shares Voted             Shares Voted             Shares Voted
                                                                     For                    Against                  Abstain
-----------------------------------------------------------------------------------------------------------------------------------

2. To select PricewaterhouseCoopers LLP as the
   independent accountants:                                      15,993,586                 62,520                   188,228
-----------------------------------------------------------------------------------------------------------------------------------
3. To request the Directors of the Trust to immediately
   begin the orderly liquidation of the Trust's assets:           3,851,332                5,034,428                1,246,543

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR    TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.       BOSTON EQUISERVE L.P.
One Liberty Plaza                       Investor Relations Department
165 Broadway, 36th Floor                P.O. Box 8200
New York, New York 10006-1404           Boston, Massachusetts 02266-8200
For General Information about the Trust:For Shareholder Services:
(800) HYPERION                          (800) 426-5523

SUB-ADMINISTRATOR                       INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                      PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                     1177 Avenue of the Americas
Boston, Massachusetts 02116             New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT     LEGAL COUNSEL
STATE STREET CORP.                      SULLIVAN & WORCESTER LLP
225 Franklin Street                     1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02116             Washington, D.C. 20036



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

Officers and Directors

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

John W. English*
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

-----------------------------------------------
                    [LOGO]
-----------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

   Hyperion 2005 Investment
       Grade Opportunity
       Term Trust, Inc.
       One Liberty Plaza
   165 Broadway, 36th Floor
    New York, NY 10006-1404